Exhibit 99.1

Sunrise Corporate Plaza I, Sunrise, Florida

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

June 30, 2006

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

INDEX

Introduction
Introduction and forward-looking statements	2

Flagler Operating Property Information
Detail of property portfolio, including occupancy, financial measures and subsequent events	4-5
Lease expirations	6
Real estate development pipeline	8

Land Held for Development
Land held for development	9
Information and estimates for major developments	11-12

Realty and Land
Realty and Land currently on the market for sale or under contract	13

Introduction

Purpose

The purpose of this package is to provide investors with additional information about the Company’s real estate holdings.

About Florida East Coast Industries, Inc.

Florida East Coast Industries, Inc., headquartered in St. Augustine, FL, conducts operations through two distinct businesses, Flagler Development Group (Flagler), its commercial real estate operation, and Florida East Coast Railway, L.L.C. (FECR). Flagler owns, develops, constructs, leases and provides third-party brokerage and management services for commercial and industrial real estate properties in Florida. FECR is a regional freight railroad that operates 351 miles of main line track from Jacksonville to Miami and provides intermodal drayage services at terminals located in Atlanta, Jacksonville and Miami. For more information, visit the Company’s website at http://www.feci.com.

About Flagler Development Group

Flagler owns, develops, leases and holds in joint ventures, approximately 8.8 million square feet of office and industrial space, as well as an additional 753,000 square feet under construction. In addition, Flagler owns or holds in joint ventures approximately 846 acres of entitled land in Florida, which is available for development of up to an additional 16 million square feet and Flagler owns approximately 3,158 acres of other Florida properties.

About Florida East Coast Railway’s Land Holdings

In addition to Flagler’s realty holdings, Florida East Coast Railway has land holdings of 1,498 acres which are redundant to the Railway’s operating requirements. Over time, the Railway has been reconfiguring its operations to improve asset utilization and free up lands for higher and better uses. This process is continuing.

Contacts:

Investors:	Bradley D. Lehan
(904) 819-2128

Forward-Looking Statements

This Information Package contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the Company’s future timing and costs of pursuing its development projects and the timing and amounts of resultant future rental revenues; changes in the real estate market or in general economic conditions, including the possibility of a general economic slowdown or recession; product and geographical concentration; industry competition; changes in interest rates and capital markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; changes in tax laws; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; costs and availability of land and construction materials; limitations on and challenges to title of property; risks related to the financial strength of joint venture projects ; changes in policies and practices or organized labor groups; shortages in electrical power; and other risks inherent in the real estate business. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligations to update the information contained in this Information Package, which speaks only as of its date.

Flagler Operating Property Information

FLAGLER DEVELOPMENT GROUP

OPERATING PROPERTIES

	Building Name	Year Build	Location	Type	6/30/2006 Total Rentable SF	6/30/2006 Occupied SF	6/30/2006 Occupied %	Rental Properties Operating Profit 3 months ended 6/30/2006 (1)	Rental Properties Depreciation and Amortization 3 months ended 6/30/2006	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 6/30/2006 (1)
same store	duPont Center I	1987	Jacksonville	Office	80,000	63,295	79%	36,876	143,526	180,402
same store	duPont Center II	1988	Jacksonville	Office	80,000	79,950	100%	119,794	123,065	242,859

2	duPont Center - TOTAL				160,000	143,245	90%	156,670	266,591	423,261

same store	Deerwood South Office Building 1	1996	Jacksonville	Office	134,235	110,237	82%	161,504	149,986	311,490
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	124,735	103,194	83%	152,345	123,035	275,380
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	126,121	108,355	86%	214,767	125,984	340,751
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	134,931	123,324	91%	273,060	117,820	390,880
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	135,283	91,057	67%	225,519	172,483	398,002
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	135,270	134,374	99%	172,451	277,291	449,742
same store	Deerwood North Office Building 3	2004	Jacksonville	Office	112,390	108,211	96%	104,614	214,070	318,684

7	Deerwood South/Deerwood North - TOTAL				902,965	778,752	86%	1,304,260	1,180,669	2,484,929

new in 2005	Lakeside Two at Flagler Center	2005	Jacksonville	Office	112,306	94,108	84%	(8,473)	139,447	130,974
same store	Flagler Center Office 1	1999	Jacksonville	Office	123,298	123,298	100%	147,374	221,890	369,264
same store	Flagler Center OSW1	1997	Jacksonville	Office/Showroom/Warehouse	147,553	147,572	100%	312,761	77,300	390,061
same store	Flagler Center OSW2	1998	Jacksonville	Office/Showroom/Warehouse	61,837	62,041	100%	109,398	40,803	150,201
same store	Flagler Center OSW3	1998	Jacksonville	Office	134,085	134,085	100%	274,091	80,858	354,949
same store	Flagler Center OSW4	1999	Jacksonville	Office	97,183	95,803	99%	149,404	99,946	249,350
same store	Flagler Center FLW1	1997	Jacksonville	Front Load Warehouse	98,800	98,800	100%	55,550	29,368	84,918
same store	Flagler Center RB 1	1997	Jacksonville	Rail Building	107,800	107,800	100%	66,199	39,261	105,460

8	Flagler Center - TOTAL				882,862	863,507	98%	1,106,304	728,873	1,835,177

same store	Avenues Office Building 1	1992	Jacksonville	Office	80,018	74,312	93%	42,187	133,191	175,378
same store	Avenues Office Building 2	1993	Jacksonville	Office	80,614	63,673	79%	(35,121)	112,262	77,141
same store	Avenues Office Building 3	1995	Jacksonville	Office	80,936	45,300	56%	(40,940)	70,295	29,355
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	154,326	154,326	100%	153,516	44,536	198,052
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showorom/Warehouse	40,571	30,764	76%	31,908	53,384	85,292
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showorom/Warehouse	56,737	12,350	22%	(2,213)	41,716	39,503
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showorom/Warehouse	71,871	71,871	100%	88,866	76,955	165,821

7	Gran Park at the Avenues - TOTAL				565,073	452,596	80%	238,203	532,339	770,542

same store	Southpoint Office Building 1	1999	Jacksonville	Office	59,600	51,848	87%	28,981	121,714	150,695

1	The Office Centre at Southpoint - TOTAL				59,600	51,848	87%	28,981	121,714	150,695

25	TOTAL NORTH REGION				2,570,500	2,289,948	89%	2,834,418	2,830,186	5,664,604

same store	SouthPark Center- Office 1	1998	Orlando	Office	144,931	119,638	83%	229,183	177,152	406,335
same store	SouthPark Center - Office 2	1999	Orlando	Office	144,852	144,852	100%	480,940	209,901	690,841
same store	SouthPark Center - Office 3	2001	Orlando	Office	182,613	183,303	100%	275,040	332,728	607,768
same store	SouthPark Center - Office 4	2000	Orlando	Office	98,384	98,384	100%	126,648	190,271	316,919
same store	SouthPark Center - OSW 1	1998	Orlando	Office/Showorom/Warehouse	131,607	131,607	100%	232,075	155,611	387,686
same store	SouthPark Center II- Office 1000	2004	Orlando	Office	136,414	136,414	100%	242,673	240,030	482,703

6	SouthPark Center - TOTAL				838,801	814,198	97%	1,586,559	1,305,693	2,892,252

6	TOTAL CENTRAL REGION				838,801	814,198	97%	1,586,559	1,305,693	2,892,252

same store	Flagler Station OW 1	1990	Miami	Office/Warehouse	109,216	109,216	100%	45,342	45,358	90,700
same store	Flagler Station OW 2	1991	Miami	Office/Warehouse	109,900	109,900	100%	86,501	38,768	125,269
same store	Flagler Station OW 3	1992	Miami	Office/Warehouse	80,860	80,860	100%	46,192	31,324	77,516
same store	Flagler Station OW 4	1993	Miami	Office/Warehouse	81,153	81,153	100%	5,292	66,084	71,376
same store	Flagler Station OW 5	1996	Miami	Office/Warehouse	103,200	103,200	100%	65,373	54,256	119,629
same store	Flagler Station OSW 1	1989	Miami	Office/Showroom/Warehouse	47,809	47,809	100%	26,290	29,748	56,038
same store	Flagler Station OSW 2	1989	Miami	Office/Showorom/Warehouse	79,840	79,840	100%	51,000	35,841	86,841
same store	Flagler Station OSW 3	1990	Miami	Office/Showorom/Warehouse	79,782	79,782	100%	57,245	37,433	94,678
same store	Flagler Station OSW 4	1992	Miami	Office/Showorom/Warehouse	79,670	79,670	100%	44,480	35,285	79,765
same store	Flagler Station OSW 5	1994	Miami	Office/Showorom/Warehouse	80,200	65,800	82%	6,954	56,986	63,940
same store	Flagler Station FLW 1	1991	Miami	Front Load Warehouse	119,333	119,333	100%	57,524	38,487	96,011
same store	Flagler Station FLW 2	1992	Miami	Front Load Warehouse	138,600	138,600	100%	62,256	61,603	123,859
same store	Flagler Station FLW 3	1993	Miami	Front Load Warehouse	138,600	138,600	100%	26,095	62,321	88,416
same store	Flagler Station FLW 4	1993	Miami	Front Load Warehouse	90,735	90,735	100%	73,805	29,342	103,147
same store	Flagler Station FLW 5	1994	Miami	Front Load Warehouse	119,400	119,400	100%	95,363	27,510	122,873
same store	Flagler Station FLW 6	1995	Miami	Front Load Warehouse	91,393	91,393	100%	31,102	29,439	60,541
same store	Flagler Station FLW 7	1995	Miami	Front Load Warehouse	91,393	91,393	100%	45,662	30,290	75,952
same store	Flagler Station DFLW 1	1993	Miami	Double Front Load Warehouse	238,530	238,530	100%	23,777	77,458	101,235
same store	Flagler Station RB 1	1989	Miami	Rail Building	69,680	69,680	100%	27,912	28,668	56,580

FLAGLER DEVELOPMENT GROUP

OPERATING PROPERTIES

	Building Name	Year Build	Location	Type	6/30/2006 Total Rentable SF	6/30/2006 Occupied SF	6/30/2006 Occupied %	Rental Properties Operating Profit 3 months ended 6/30/2006 (1)	Rental Properties Depreciation and Amortization 3 months ended 6/30/2006	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 6/30/2006 (1)
same store	Flagler Station RB 2	1991	Miami	Rail Building	70,000	70,000	100%	29,693	22,292	51,985
same store	Flagler Station RB 3	1993	Miami	Rail Building	119,400	119,400	100%	78,032	44,338	122,370
same store	Flagler Station RB 4	1997	Miami	Rail Building	138,600	138,600	100%	89,620	38,415	128,035
same store	Flagler Station SC 1	1999	Miami	Office Service Center	38,956	38,956	100%	35,742	33,854	69,596
same store	Flagler Station - Retail 1	2001	Miami	Retail	42,800	22,049	52%	(28,540)	77,365	48,825
same store	Flagler Station Office 1	2005	Miami	Office	101,444	101,444	100%	152,391	115,148	267,539
new in 2005	Flagler Station Office 2	2005	Miami	Office	238,420	238,420	100%	313,587	306,950	620,537
same store	Flagler Station - OW 1	1997	Miami	Office/Warehouse	103,200	79,524	77%	(14,118)	71,725	57,607
same store	Flagler Station - OW 22	1999	Miami	Office/Warehouse	180,000	179,832	100%	146,134	66,637	212,771
same store	Flagler Station - OW 23	1999	Miami	Office/Ware house	180,000	179,832	100%	52,624	120,115	172,739
same store	Flagler Station - OW 24	1999	Miami	Office/Ware house	180,000	179,672	100%	131,709	47,292	179,001
same store	Flagler Station - OW 26	2001	Miami	Office/Warehouse	201,000	200,709	100%	132,865	100,839	233,704
new in 2005	Flagler Station - OW 27	2005	Miami	Office/Warehouse	200,712	200,712	100%	116,929	141,143	258,072

32	Flagler Station - TOTAL				3,743,826	3,684,044	98%	2,114,833	2,002,314	4,117,147

aquired in 2005	Doral Concouse One	2001	Miami	Office	240,144	223,740	93%	155,484	599,188	754,672

1	Doral Concourse One - TOTAL				240,144	223,740	93%	155,484	599,188	754,672

aquired in 2005	Sunrise Corporate Plaza	1999	Ft.Lauderdale	Office	106,648	102,896	96%	38,540	314,827	353,367

1	Sunrise Corporate Plaza - TOTAL				106,648	102,896	96%	38,540	314,827	353,367

34	TOTAL SOUTH REGION				4,090,618	4,010,680	98%	2,308,857	2,916,329	5,225,186

65	TOTAL 100% OWNED OPERATING PROPERTIES (2)				7,499,919	7,114,826	95%	6,729,834	7,052,208	13,782,042

60	TOTAL 100% OWNED SAME STORE PROPERTIES ONLY				6,601,689	6,254,950	95%	6,113,767	5,550,653	11,664,420

OPERATING PROPERTIES BY MARKET & TYPE
	North Region - Office				1,831,005	1,604,424	88%	2,018,433	2,426,863	4,445,296
	North Region - Industrial and mixed use				739,495	685,524	93%	815,985	403,323	1,219,308

	Total North Region				2,570,500	2,289,948	89%	2,834,418	2,830,186	5,664,604

	Central Region - Office				707,194	682,591	97%	1,354,484	1,150,082	2,504,566
	Central Region - Industrial and mixed use				131,607	131,607	100%	232,075	155,611	387,686

	Total Central Region				838,801	814,198	97%	1,586,559	1,305,693	2,892,252

	South Region - Office				686,656	666,500	97%	660,002	1,336,113	1,996,115
	South Region - Industrial and mixed use				3,361,162	3,322,131	99%	1,677,395	1,502,851	3,180,246
	South Region - Retail				42,800	22,049	52%	(28,540)	77,365	48,825

	Total South Region				4,090,618	4,010,680	98%	2,308,857	2,916,329	5,225,186

	Total 100% Owned Operating Properties (2)				7,499,919	7,114,826	95%	6,729,834	7,052,208	13,782,042

	Operating Properties - Partnerhships (3)
	Beacon Lakes - Building 9 (21.2% ownership)	2005	Miami	Warehouse	206,000	206,000	100%	196,837	97,241	294,078

Same store properties include all properties that were owned and had stabilized occupancy and operating expenses as of the January 1, 2005.

Rental properties operating profit before depreciation and amortization is not a GAAP measurement. It is calculated by adding back depreciation and amortization to rental properties operating profit. Occupied SF represent all leases that have been executed and have commenced. It does not include leases that have been executed, but have not commenced

(1)	Included in rental properties operating profit and rental properties operating before depreciation and amortization is $476,000 of net expense related to hurricane cost incurred during the three months ended 6/30/06.
(2)	Properties in the lease up stage are not included in the information above. Rental properties operating profit, depreciation and amortization and operating profit before depreciation and amortization for the 3 months ended 6/30/06 related to properties in the lease up stage is $120,055, $371,879 and $491,934 respectively.

Office properties include Class-A office properties. Industrial and mixed use properties include office/showroon/warehouse, office/warehouse, front load warehouse, double front load warehouse and rail building properties.

(3)	Rental properties operating profit, depreciation and amortization for partnership properties are shown at 100%.

FLAGLER DEVELOPMENT GROUP

Lease Expirations (1) (square feet)

	100% Owned Properties
Expirations Time Frame	North Region	Central Region	South Region	All Regions Total
07/01/06 - 12/31/06	39,413	25,421	349,386	414,220
01/01/07 - 12/31/07	199,107	65,009	350,162	614,278
01/01/08 - 12/31/08	275,475	90,115	574,145	939,735
01/01/09 - 12/31/09	844,518	11,363	976,048	1,831,929
01/01/10 - 12/31/10	274,420	109,922	591,630	975,972
1/01/11 - thereafter	920,345	539,648	1,296,120	2,756,113

Total Square Feet	2,553,278	841,478	4,137,491	7,532,247	(2)

(1)	Lease expirations include all leases executed.
(2)	Difference between total expiring and total occupied represents leases that have been executed, but have not commenced (85,866 square feet), less leases that are in short-term extension status (86,015). Leases executed and not commenced include (417,570) square feet of leases executed in buildings that are currently in lease up or under construction phase and, therefore, are not included in the operating property portfolio.

Real Estate Development Pipeline

Flagler Development Group

Development Projects

Development Projects - AS OF 6.30.06

Status	Ownership %		Net Rentable Square Feet	Estimated Costs to Complete		% Completion	Actual or Expected Certificate of Occupancy	% Leased / Preleased	Property Type
1 Lease Up	100%	Deerwood North - Office 4	113,898			100%	Jul-05	84%	Office
2 Lease Up	100%	Southpark Center II - Building 1200	136,414			100%	Sep-05	37%	Office
3 Lease Up	100%	Flagler Center - Building 700	151,200			100%	Nov-05	86%	Industrial
4 Lease Up	100%	Flagler Station - OW 25	160,211			100%	Apr-06	29%	Industrial
5 Lease Up	21%	Beacon Lakes , LLC - Building 10	192,476			100%	Jun-06	100%	Industrial
6 Lease Up	21%	Beacon Lakes , LLC - Building 6	206,494			100%	Apr-06	63%	Industrial

		Projects in Lease Up	960,693	13,442,759	(1)

7 Under Construction	100%	Flagler Station - Bldg 1100	118,723			92%	Jul-06	80%	Office
8 Under Construction	100%	Flagler Center - Lakeside I	112,306			28%	Dec-06	19%	Office
9 Under Construction	100%	Flagler Station - OW 28	172,048			16%	Nov-06	0%	Industrial
10 Under Construction	100%	Flagler Station - OW 29	172,048			26%	Oct-06	0%	Industrial
11 Under Construction	100%	Southpark Center - Building 700	83,262			7%	Dec-06	34%	Office
12 Under Construction	100%	Sevilla Building, Ltd .	41,793			44%	Dec-06	100%	Office
13 Under Construction	50%	Beacon Village , LLC Phase 1 Bldg . E-1	52,918			10%	Feb-07	Held for Sale	Industrial

		Projects Under Construction	753,098	49,686,547	(2)

14 Predevelopment	100%	Southpark Center II - Building 1400	111,998				TBD	0%	Office
15 Predevelopment	100%	Southpark Center II - Building 1300	136,709				TBD	0%	Office
16 Predevelopment	100%	Southpark Center- Building 900	18,000				TBD	0%	Office
17 Predevelopment	100%	Flagler Center - Lakeside III	112,306				TBD	0%	Office
18 Predevelopment	100%	Flagler Center - Lakeside V	136,673				TBD	0%	Office
19 Predevelopment	100%	Flagler Center - Gran Bay Suites office condos	67,445				TBD	Held for Sale	Office
20 Predevelopment	100%	Flagler Station Bldg. 1200	118,296				TBD	0%	Office
21 Predevelopment	100%	Flagler Plaza	250,000				TBD	0%	Office
22 Predevelopment	50%	Downtown Doral (Denver Building)	65,000				TBD	0%	Office
23 Predevelopment	21%	Beacon Lakes , LLC - Building 7	192,000				TBD	0%	Industrial
24 Predevelopment	21%	Beacon Lakes - Build-to-suit	100,000				TBD	Held for Sale	Office
25 Predevelopment	50%	Beacon Village , LLC Phase 1 Bldg. E-2	52,918				TBD	Held for Sale	Office/ Industrial
26 Predevelopment	30%	C/CM Lejeune (Burger King Building)	248,000				TBD	92%	Office/ Retail
27 Predevelopment	50%	Downtown Doral (Building G-1 - 205 units)	288,000				TBD	Held for Sale	Residential

		Projects in Predevelopment	1,897,345

		Total Development & Pre-development Projects	3,611,136

(1)	Represents additional first generation tenant improvements work to be done.
(2)	Total projected costs include actual and estimated costs on land, site work, building shell, tenant improvements and lease commissions. Total costs to do include all these costs actually expended to date.

Lease up is defined as the status of a project that has been issued a certificate of occupancy, but has not reached the earlier of 90% occupancy or one year from issuance of certificate of occupancy.

Under construction is defined as the status of a building that is in the process of being developed, assembled, built or constructed. A building is considered to be under construction after construction has commenced and until a certificate of occupancy is received.

Pre-development phase is defined as the status of a project when investments have been made in engineering, architectural planning, design and lease up phase.

Land utilized in pre-development phase is considered land held for development until the property reaches the construction and lease up phase.

Flagler Development Group

Land Holdings as of June 30, 2006

Property Name/Description	Owner- ship	County	Total Approx. Acres	Use	Office	Entitlements (Square Feet)		Total	Resid- ential Units
						Industrial	Other
duPont Center	100.0%	Duval	7	Office	500,000	—	—	500,000
Gran Park at The Avenues	100.0%	Duval	14	Commercial	—	46,270	—	46,270
Flagler Center (1)	100.0%	Duval	241	Commercial	2,446,061	59,241	132,000	2,637,302	260
SouthPark Center I	100.0%	Orange	6	Commercial	77,490	—	—	77,490
SouthPark Center II	100.0%	Orange	48	Commercial	1,350,858	—	98,000	1,448,858
Flagler Station I	100.0%	Dade	2	Commercial	—	—	75,385	75,385
Flagler Station II - Section 6 (2)	100.0%	Dade	137	Commercial	546,412	1,438,606	286,234	2,271,252
Office Centre at Southpoint	100.0%	Duval	5	Office	59,448	—	—	59,448
Beacon Village	50.0%	Dade	53	Industrial/Commercial		1,047,082		1,047,082
Beacon Lakes	21.2%	Dade	230	Industrial/Commercial	150,000	4,894,518	75,000	5,119,518

SUBTOTAL - Held for Development (Within Parks)			743		5,130,269	7,485,717	666,619	13,282,605	260

Downtown Miami	100.0%	Dade	8	Commercial	1,000,000	—	—	1,000,000
- Flagler Plaza - Sunrise	100.0%	Broward	41	Office	822,853	—	—	822,853
BOCA 54	20.0%	Palm Beach	54	Office	940,896	—	—	940,896

SUBTOTAL - Held for Development (Entitled Tracts)			103		2,763,749	—	—	2,763,749	0

Beacon Commons (3)	100.0%	Dade	92	Mixed Use	—	—	—	—
Lemberg North (Cordova Palms) (3)	100.0%	St. Johns	582	Mixed Use	—	—	—	—
Miller Tract (Flagler Crossing) (3)	100.0%	St. Johns	69	Mixed Use	—	—	—	—
Lakeland Central Park (3)	100.0%	Polk	733	Industrial	—	—	—	—
Beacon Countyline(4,5)	100.0%	Dade	497	Industrial	—	—	—	—
St Augustine Industrial Park (4)	100.0%	St. Johns	20	Industrial	—	—	—	—
Section 31, 5 (adjacent to Flagler Station)	100.0%	Dade	81	Industrial	—	—	—	—

SUBTOTAL - Held for Development (Unentitled Tracts)			2,074		—	—	—	—	0

TOTAL LAND HELD FOR DEVELOPMENT			2,920		7,894,018	7,485,717	666,619	16,046,354	260

Remaining Land Holdings
Lemberg South	100.0%	St. Johns	518	Mixed Use	—	—	—	—
Rio Parcel - Unentitled	100.0%	Martin	14	Industrial	—	—	—	—
TICO Tract - Unentitled	100.0%	Brevard	229	Industrial/Commercial	—	—	—	—
Ft Pierce - K-4 - Unentitled	100.0%	St. Lucie	320	Industrial/Commercial	—	—	—	—
Other	100.0%	Various	3	Industrial/Commercial	—	—	—	—

SUBTOTAL - Remaining Land Holdings			1,084		—	—	—	—	0

TOTAL - LAND HOLDINGS			4,004		7,894,018	7,485,717	666,619	16,046,354	260

Land with Option to Purchase (4)
Burger King Building	30.0%	Dade	2	Office		—
Downtown Doral	50.1%	Dade	77	Mixed Use		—

TOTAL - LAND WITH OPTION TO PURCHASE			79		—	—	—	—	0

Property held for development within parks and entitled tracts are shown at net developable acreage. Unentitled tracts are shown at gross acreage.

The land in the pre-development phase is included in this schedule. Once property reaches the construction and lease-up phase, it is no longer included in the “held for development” process.

(1)	Also has entitlements for 250 hotel rooms.
(2)	Also has entitlements for 130 hotel rooms.
(3)	In process of obtaining vested entitlements through the DRI process or zoning/master plan modifications.

Current Development Plan

Beacon Commons : 90,000 sq. ft. of office, 550,000 sq. ft. of retail and 280 multi-familly units, 250 hotel rooms

Lemberg North (Cordova Palms) : 1,700 residential units, 100,000 sq. ft. of office, 600,000 sq. ft. of retail, 200,000 sq. ft. industrial.

Miller Tract (Flagler Crossing) : 888 residential units (includes Flagler and Railway-owned parcels).

Lakeland Central Park: 5,000,000 sq. ft. of industrial, 650,000 sq. ft. of office, 225,000 sq. ft. of retail, 300 residential units, 125 hotel rooms.

Beacon Countyline: 4,400,000 sq. ft. of industrial, 1,200,000 sq. ft. of office, 380,000 sq. ft. of retail

(4)	Current zoning in place.

St. Augustine Industrial Park : 297,600 sq. ft. of industrial

Lakeland Distribution Center (Key Safety) : up to 1,200,000 sq. ft. of industrial

Burger King Building : 225,000 sq. ft. of office, 23,000 sq. ft. of retail

Downtown Doral : 2,840 residential units, 450,000 sq. ft. of office, 130,000 sq. ft. of retail

(5)	Includes 40 adjacent acres owned by the Railway

Railroad Property Under Development by Flagler Development Group

Miller Tract (3)	St. Johns	166	Mixed Use	—	—	—	—
Lakeland Distribution Center (Key Safety) (4)	Polk	117	Industrial	—	—	—	—

Land Held for Development

Land Held for Development-information and estimates for selected properties as of June 30, 2006

Flagler Center
Estimated Remaining Developable Acres			241
Estimated Value Range today per Acre (Land(1) assumes infrastructure and entitlements in place	$225,000	to	$350,000

Estimated Infrastructure time frame			0 year(s)
- Start			n/a
- Finish			n/a
Estimated Remaining Infrastructure cost/Dev Acre			$—

Estimated Land Absorption			7-10 years
- Start			2006

Estimated total reimbursement of costs from an incremental tax district (expected to be received over the next 8 to 12 years)			$16,381,000

SouthPark Center I
Estimated Remaining Developable Acres			6
Estimated Value Range today per Acre (Land(4) assumes infrastructure and entitlements in place	$195,000		$240,000

Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—

Estimated Land Absorption			2 years
- Start			2006

Lakeland Central Park
Estimated Developable Acres			325
Estimated Value Range today per Acre (Land(7) assumes infrastructure and entitlements in place	$158,000	to	$193,000

Estimated Infrastructure time frame			2 years
- Start			2007
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$52,000

Estimated Land Absorption			10 years
- Start			2008
Assumes additional vested entitlements are obtained through the DRI process

Beacon Countyline
Gross Acres			497
Estimated Value Range today per Acre (Land(10) assumes infrastructure and entitlements in place	$400,000	to	$500,000

Estimated Infrastructure time frame			4 year(s)
- Start			2009
- Finish			2012
Estimated Remaining Infrastructure cost/Dev Acre			$175,000

Estimated Land Absorption			4 year(s)
- Start			2009

Includes an additional 40 acres acquired by Florida East Coast Railway.

Flagler Station II-Section 6
Estimated Remaining Developable Acre			137
Estimated Value Range today per Acre (Land(2) assumes infrastructure and entitlements in place	$425,000	to	$700,000

Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—

Estimated Land Absorption			5-7 years
- Start			2006

Flagler Plaza-Sunrise
Estimated Remaining Developable Acre			41
Estimated Value Range today per Acre (Land(5) assumes infrastructure and entitlements in place	$400,000	to	$500,000

Estimated Infrastructure time frame			1 year
- Start			2007
- Finish			2007
Est Remaining Infrastructure cost/ Dev Acre			$60,000

Estimated Land Absorption			5 years
- Start			2007

Lakeland Distribution Center (Owned by Florida East Coast Railway)
Estimated Developable Acres			64
Estimated Value Range today per Acre (Land(8) assumes infrastructure and entitlements in place	$158,000	to	$193,000

Estimated Infrastructure time frame			2 years
- Start			2006
- Finish			2007
Est Remaining Infrastructure cost/ Dev Acre			$57,000

Estimated Land Absorption			4 years
- Start			2007

Section 31-adjacent to Flagler Station *
Estimated Developable Acres			51
Estimated Value Range today per Acre (Land(3) assumes infrastructure and entitlements in place	$400,000	to	$480,000
Estimated Infrastructure time frame			1 years
- Start			2008
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$240,000

Estimated Land Absorption			4-6 years
- Start			2009
___________ * There may be a higher or better use for some or all of this land.

SouthPark Center II
Estimated Remaining Developable Acres			48
Estimated Value Range today per Acre (Land(6) assumes infrastructure and entitlements in place	$338,000		$413,000

Estimated Infrastructure time frame			1 year
- Start			2010
- Finish			2010
Est Remaining Infrastructure cost/ Dev Acre			$56,000

Estimated Land Absorption			5-7 years
- Start			2006

Beacon Commons
Gross Acres			92
Estimated Value Range today per Acre (Land(9) assumes infrastructure and entitlements in place	$800,000	to	$1,200,000

Estimated Infrastructure time frame			3 year(s)
- Start			2007
- Finish			2009
Est. Infrastructure cost/ Dev Acre			$240,000

Estimated Land Absorption			3 year(s)
- Start			2008

Entitlements include 280 residential units

Land value estimates reflect current market conditions, which can fluctuate significantly, and are not estimates of expected future realizations over the anticipated absorption period.

(1)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 93% Office - 2% Industrial - 5% Other.
(2)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 24% Office - 63% Industrial - 13% Retail.
(3)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial.
(4)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.
(5)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.
(6)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 93% Office - 7% Retail.
(7)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 11% Office - 85% Industrial - 4% Retail.
(8)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial
(9)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 14% Office and 86% Retail .
(10)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 20% Office - 74% Industrial - 6% Retail.

The Company has not provided detailed information on the following properties that are listed on the previous page: duPont Center, Gran Park at The Avenues, Flagler Station I, Office Centre at Southpoint, Downtown Miami, Lemberg North, Lemberg South, Miller Tract, St Augustine Industial Park, and remaining land holdings.

NOTE: Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.

Land Held for Development-information and estimates for selected properties as of June 30, 2006

Joint Ventures

Beacon Lakes, LLC
Estimated Acres Available for Development			230
Estimated Value Range today per Acre (Land)(1) assumes infrastructure is in place (net of CDD debt)	$500,000	to	$600,000

Estimated Infrastructure time frame			7 year(s)
- Start			2006
- Finish			2011
Est. Infrastructure cost/ Dev Acre			$131,000

Estimated Land Absorption			7 year(s)
- Start			2006

*	Land value is net of CDD debt (estimated at $5.85 psf). Company ownership is 21.25% and has a 20% promote after a 10% return.

BOCA 54
Estimated Developable Acres			54
Estimated Value Range today per Acre (Land)(4) assumes infrastructure in place	$600,000	to	$800,000

Estimated Infrastructure time frame
- Start			2007
- Finish			2011
Est Remaining Infrastructure cost/ Dev Acre			$200,000

Estimated Land Absorption			5 year(s)
- Start			2008

*	20% interest in joint venture with TIAA-CREF, with a 20% promote above a 15% preferred return.

Beacon Village, LLC
Estimated Developable Acres			53
Estimated Value Range today per Acre (Land)(2) assumes infrastructure and entitlements in place	$500,000	to	$600,000

Estimated Infrastructure time frame			7 years
- Start			2006
- Finish			2013
Est Remaining Infrastructure cost/ Dev Acre			$271,000

Estimated Land Absorption			7 years
- Start			2006

*	Land value is net of CDD debt (estimated at $5.85 psf). Company ownership is 50%.

Land value estimates reflect current market conditions, which can fluctuate significantly, and are not estimates of expected future realizations over the anticipated absorption period. All JV information shown are estimates for the entire project.

(1)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 2% Office - 97% Industrial - 1% Other.
(2)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial
(3)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.

The company may from time to time supply updated or additional information or additional information in the future, but undertakes no obligation to do so and investors are cautioned that the information provided herein speaks only as of June 30, 2006.

NOTE: Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.

Realty and Land Currently on the Market or Under Contract as of June 30, 2006

Flagler Development Group

On the Market

Property Name/Description	County	Approx. Acres	Asking Price
Flagler Station (hotel site)	Miami-Dade	2.7	$1,494,000

TOTAL - Flagler Realty on the Market		2.7	$1,494,000

Florida East Coast Railway, L.L.C.

On the Market

Property Name/Description	County	Approx. Acres	Asking Price
Titusville/Edgewater Corridor	Brevard/Volusia	724.3	$12,100,000
New Smyrna Beach Tract	Volusia	16.0	$3,485,000

TOTAL - Railway Surplus Land on the Market		740.3	$15,585,000

TOTAL - Flagler Realty and Railway Surplus Land on the Market		743.0	$17,079,000

Flagler Development Group and Florida East Coast Railway, L.L.C.

Realty and Land Under Contract as of June 30, 2006

Property Name/Description	Transactions	Approx. Acres	Contract Prices
TOTAL - Flagler Realty under Contract	1	2.6	$1,267,409
TOTAL - Railway Surplus Land under Contract	1	26.9	$1,500,000

TOTAL - Flagler Realty and Railway Surplus Land under Contract	2	29.5	$2,767,409

Property Held in Joint Ventures - Under Contract

as of June 30, 2006

Property Name/Description	Transactions	Approx. Acres	Contract Prices
Beacon Lakes	1	2.5	$2,689,217

TOTAL	1	2.5	$2,689,217

Under Contract represents a signed agreement between two parties. In all cases, these agreements have contingencies and exit clauses enabling either or both parties to exit the agreement subject to various conditions.